EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-3/A Amendment No. 6 Registration Statement under the Securities Act of 1933.



                                        ARTHUR ANDERSEN LLP




Baltimore, Maryland
September 15, 1997